UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: April 29, 2010

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                    1-9494                  13-3228013
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)


  727 Fifth Avenue, New York, New York                         10022
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.      Costs Associated with Exit or Disposal Activities.

On April 29, 2010, Registrant issued a press release announcing that its New York subsidiary has entered into a lease for office space to house headquarters' staff at 200 Fifth Avenue, New York, New York. In that release, Registrant provided information about (i) anticipated expenses associated with non-cancellable lease obligations in fiscal year 2011 (the year ending January 31, 2012;(ii) anticipated expenses in fiscal year 2010 and in fiscal year 2011 associated with the acceleration of depreciation and incremental rents during a transition period; and (iii) estimated future benefits over the term of the new office lease. A copy of the April 29, 2010 press release is attached hereto as
Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.05 Costs Associated with Exit or Disposal Activities.


Item 9.01.      Financial Statements and Exhibits.

    (c)  Exhibits

                99.1    Press Release dated April 29, 2010.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      TIFFANY & CO.


                                 BY:  /s/ Patrick B. Dorsey
                                      ------------------------------------------
                                      Patrick B. Dorsey
                                      Senior Vice President, General Counsel and
                                      Secretary




Date:  April 29, 2010

                                  EXHIBIT INDEX


Exhibit No.                Description

99.1                       Press Release dated April 29, 2010.